EXHIBIT 10(d)













PREPARED BY AND
AFTER RECORDING RETURN TO:
James C. Palmer, Esq.
Verrill & Dana, LLP
One Portland Square
Portland, Maine 04112-0586

                         ASSIGNMENT OF LEASES AND RENTS
                         ------------------------------

                                    (GEORGIA)

           THIS ASSIGNMENT OF LEASES AND RENTS (this "Assignment") is made and entered into as of this 10th day of June, 2002, by and between KOGER RAVINIA, LLC, a Delaware limited liability company, having a mailing address of 433 Plaza Real, Suite 335, Boca Raton, Florida 33432 ("Assignor"), and FLEET NATIONAL BANK, a national banking association ("Fleet"), having a mailing address of 100 Federal Street, Boston, Massachusetts 02110, Attn: Structured Real Estate, as Agent for itself and each other lender (collectively, the "Lenders") which is or may hereafter become a party to that certain Revolving Credit Loan Agreement, dated as of December 28, 2001, by and among Koger Equity, Inc., a Florida corporation ("Borrower"), Fleet, as Agent and Lenders, as amended by First Amendment to Revolving Credit Loan Agreement dated as April 5, 2002 and by Second Amendment to Revolving Credit Loan Agreement of even date herewith (as the same may be further varied, amended, restated, renewed, consolidated, extended or otherwise supplemented from time to time, the "Credit Agreement") (Fleet, in its capacity as Agent, is hereinafter referred to as "Assignee").

                              W I T N E S S E T H:

           THAT to secure the Secured Obligations as defined herein, Assignor does hereby grant, transfer and assign to Assignee, its successors, successors-in-title and assigns, all of Assignor's right, title and interest in, to and under any and all leases, tenancies, agreements or licenses, written or oral, now existing or hereafter entered into by Assignor as "landlord", "lessor" or "licensor", for the use or occupancy of all or any portion of the property (hereinafter referred to as the "Property") particularly described in Exhibit A attached hereto and by this reference made a part hereof, including any and all extensions, renewals and modifications thereof and guaranties of the performance or obligations of any tenants, lessees or licensees thereunder (such leases, tenancies, agreements and licenses are hereinafter referred to collectively as the "Leases," and such tenants, lessees and licensees are hereinafter referred to collectively as "Tenants" or individually as a "Tenant" as the context requires), which Leases include those certain leases of the Property more particularly described on Schedule 6.20 of the Credit Agreement, together with all of Assignor's right, title and interest in and to all rents, issues and profits from the Leases and from the Property. This Assignment constitutes a present and absolute assignment of leases and rents, subject only to Assignor's rights under Paragraph 1.03(a) hereof.

           TO HAVE AND TO HOLD unto Assignee, its successors and assigns forever, subject to and upon the terms and conditions set forth herein.

           This Assignment is made to secure the payment and performance of the following described indebtedness and obligations (hereinafter collectively referred to as the "Secured Obligations"):


     (a) Guaranty of even date herewith executed and delivered by Assignor to Agent and Lenders (hereinafter, together with any and all renewals, replacements, modifications and extensions thereof, referred to as the "Guaranty") guaranteeing the debt evidenced by (i) those certain Revolving Credit Notes made by Borrower in the aggregate principal amount of One Hundred Twenty-Five Million and No/100 Dollars ($125,000,000), and that certain Swingline Note made by Borrower in the principal amount of Two Million Five Hundred Thousand and No/100 Dollars ($2,500,000), each of which has been issued pursuant to the Credit Agreement and each of which is due and payable in full on or before December 27, 2004 and (ii) each other note as may be issued under the Credit Agreement, each as originally executed, or if varied, extended, supplemented, consolidated, amended, replaced, renewed, modified or restated from time to time as so varied, extended, supplemented, consolidated, amended, replaced, renewed, modified or restated (collectively, the "Note") and guaranteeing payment, performance and discharge of each and every obligation, covenant and agreement of Borrower contained in the Credit Agreement and in certain other Loan Documents (as defined in the Credit Agreement).

     (b) The payment, performance and discharge of each and every obligation, covenant and agreement of Assignor contained herein, in the Credit Agreement, in the Security Deed (as defined in Article III below) and in the other Loan Documents (as defined in the Credit Agreement).

     (c) Any and all additional advances made by any Lender to protect or preserve the Property or the lien and security title hereof in and to the Property, or for taxes, assessments or insurance premiums as hereinafter provided (whether or not Assignor remains the owner of the Property at the time of such advances).

     (d) Any and all other indebtedness now or hereafter owing by Assignor or Borrower to any Lender pursuant to the terms of the Credit Agreement, whether now existing or hereafter arising or incurred, however evidenced or incurred, whether express or implied, direct or indirect, absolute or contingent, due or to become due, including, without limitation, all principal, interest, fees, expenses, yield maintenance amounts and indemnification amounts, and all renewals, modifications, consolidations, replacements and extensions thereof.

     (e) All reasonable out-of-pocket costs and expenses incurred by the Assignee in connection with the enforcement and collection of the Secured Obligations, including, without limitation, all attorneys' fees and disbursements, and all other such costs and expenses described in and incurred pursuant to the Guaranty, the Note, the Credit Agreement, this Instrument, and the other Loan Documents (as defined in the Credit Agreement) (collectively, the "Enforcement Costs").

     As further security for the Secured Obligations and the full and prompt payment and performance of any and all obligations of Assignor to Assignee and the Lenders under the Guaranty and the Loan Documents, Assignor hereby assigns to Assignee any awards or payments which may be made in of Assignor's interest in any of the Leases in any bankruptcy, insolvency or reorganization proceedings in any state or federal court. Assignor hereby appoints Assignee as its attorney-in-fact, effective during the continuance of an Event of Default, to appear in any such proceeding and/or to collect any such award or payment.

                                    ARTICLE I
                                    ---------

                            WARRANTIES AND COVENANTS
                            ------------------------

     1.01 Representations and warranties of Assignor. Assignor hereby represents and warrants as follows.

           (a) Assignor is the sole and absolute owner of the entire landlord's or lessor's interest in the Leases and such rents, issues and profits.

           (b) Assignor has made no prior assignment of any of the Leases or with respect to any of such rents, issues or profits which remains in effect.

           (c) Assignor has neither done any act nor omitted to do any act which might prevent Assignee from, or materially limit Assignee in, acting under any of the provisions of this Assignment.

           (d) Neither the execution and delivery of this Assignment or any of the Leases, the performance of each and every covenant of Assignor under this Assignment and the Leases, conflicts with, or constitutes a material breach or default under, any agreement, indenture or other instrument to which Assignor is a party, or any law, ordinance, administrative regulation or court decree which is applicable to Assignor.

           (e) No action has been brought or, so far as is known to Assignor, is threatened, which would interfere in any material way with the right of Assignor to execute this Assignment and perform all of Assignor's obligations contained in this Assignment and in the Leases.

     1.02 Covenants of Assignor. Assignor hereby covenants and agrees as follows.

           (a) Assignor shall fulfill, perform and observe each and every material term, condition and covenant of landlord or lessor contained in each of the Leases; and shall take reasonable actions to enforce the performance and observance of each and every material term, condition and covenant of each of the Leases to be performed or observed by the Tenant thereunder.

           (b) Assignor shall not, without the prior written consent of Assignee, (i) permit the prepayment of any rents under any of the Leases for more than one (1) month prior to the accrual thereof; or
           (ii) assign its interest in, to or under any of the Leases or the rents, issues and profits from any of the Leases or from the Property to any person or entity other than Assignee.

           (c) The Assignee shall have the right, and the Assignor hereby authorizes the Assignee, during the continuance of an Event of Default, to communicate directly with any of the tenants or guarantors for any purpose contemplated by this Assignment or any of the Security Documents. In the event that any of the Leases is terminated, the Assignor will take or cause to be taken all reasonable steps within the power of the Assignor to market and lease the untenanted rentable area of the Buildings to such tenants and upon such terms and conditions as may be reasonably determined by Assignor.

           (d) Assignor shall deliver to Assignee correct and complete copies of all of the Leases and all amendments, exhibits, addenda and schedules thereto and all guaranties thereof, promptly upon the Assignee's request therefor.

           (e) Assignor shall take no action which will cause or permit the estate of the Tenant under any of the Leases to merge with the interest of Assignor in the Property or any portion thereof.

           (f) Subject to the provisions of Section 1.03(a) hereof, Assignor does hereby authorize and empower Assignee to collect all rents, issues and profits arising or accruing under the Leases or from the Property as they become due, whether or not the Assignee shall have made entry or become a mortgagee in possession pursuant to the Security Deed, and does hereby irrevocably authorize and direct, each and every present and future Tenant of the whole or any part of the Property, upon receipt of written notice from Assignee, to pay all rents, issues and profits thereafter arising or accruing under the Leases or from the Property to Assignee and to continue to do so until otherwise notified by Assignee, and Assignor agrees that each and every Tenant shall have the right to rely upon such notice by Assignee without any obligation or right to inquire as to whether any Event of Default exists and notwithstanding any notice or claim of Assignor to the contrary, and that Assignor shall have no right or claim against any Tenant for any rents paid by such Tenant to Assignee following receipt of such notice. Assignee shall not


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

           give any such notice to the Tenants of the Property prior other than during the continuance of an Event of Default.

           (g) Assignor does hereby agree that during the continuance of an Event of Default, Lender shall have the right to the appointment of a receiver to collect all rents, issues and profits and to carry out any other actions which Lender has the right to carry out under the terms of this Assignment.

     1.03 Covenants of Assignee. Assignee hereby covenants and agrees with Assignor as follows:


           (a) Although this Assignment constitutes a present, current and absolute assignment of all Leases and all rents, issues and profits from the Property, so long as no Event of Default (as herein defined) has occurred and is continuing, Assignee shall not demand that such rents, issues and profits be paid directly to Assignee, and Assignor shall have the right to collect, but not more than one (1) month prior to accrual, all such rents, issues and profits from the Property (including, but not by way of limitation, all rents payable under the Leases), provided, however, that Assignor shall collect and receive all such rents, issues and profits from the Property as trustee for the benefit of Assignee, and shall apply such rents, issues and profits so collected to the Secured Obligations, to the extent then due, with the balance, so long as no Event of Default has occurred and is continuing, to the account of Assignor.

           (b) Upon termination of the Credit Agreement and the payment in full of the Secured Obligations, this Assignment shall be terminated and released of record by Assignee and shall thereupon be of no further force or effect.


                                   ARTICLE II
                                   ----------

                                     DEFAULT
                                     -------

           2.01 Event of Default. The term "Event of Default" shall mean (a) any Event of Default under the Credit Agreement, as defined thereunder, or (b) any Event of Default under the Security Deed, as defined thereunder, or (c) any default in the performance of the obligations of Assignor hereunder which default continues for a period of thirty (30) days after notice thereof from Assignee, or (d) any representation or warranty of Assignor in this Assignment shall prove to have been false or incorrect in any material respect upon the date when made and shall continue to be false or incorrect on the date Assignee takes action based on the default relating to such representation or warranty. If an Event of Default shall occur and is continuing the Assignee may exercise any and all remedies provided in Paragraph 2.02 of this Assignment, under the Security Deed, under the Notes, and under any and all other instruments and documents providing security for the Secured Obligations, or any other remedies available under applicable law or any one or more of such remedies.


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

           2.02 Remedies. Upon the occurrence of any Event of Default, Assignee may at its option, with or without notice or demand of any kind (except as may be provided herein or in any of the Loan Documents), and without waiving such Event of Default (provided, however, the Assignor acknowledges that as to certain Events of Default, as set forth in the Credit Agreement, the Secured Obligations automatically shall become and be immediately due and payable, without any declaration or other act on the part of Assignee or any Lender), exercise any or all of the following rights and remedies:

           (a) Either with or without entry or taking possession of the Property, give or require Assignor to give notice to any or all Tenants under the Leases authorizing and directing such Tenants to pay all rents, issues and profits and any other sums due under their Leases directly to Assignee, whether or not the Assignee shall have made entry or become a mortgagee in possession pursuant to the Security Deed, and collect and receive (subject to the provisions of Section 1.03 hereof) all rents, issues and profits and other sums due under the Leases with respect to which such notice is given.

           (b) Either with or without entry or taking possession of the Property, perform any and all obligations of Assignor under any or all of the Leases or this Assignment and exercise any and all rights of Assignor herein or therein as fully as Assignor itself could do, including, without limiting the generality of the foregoing, enforcing, modifying, extending or terminating any or all of the Leases, collecting, modifying, compromising, waiving or increasing any or all of the rents payable thereunder, and obtaining new Tenants and entering into new Leases on the Property on any terms and conditions deemed reasonable by Assignee, and, to the extent Assignee shall incur any costs in connection with the performance of any such obligations of Assignor, including costs of litigation, then all such reasonable costs shall become a part of the Secured Obligations, shall bear interest from the incurring thereof at the interest rate for overdue amounts specified in the Credit Agreement, and shall be due and payable within ten (10) days after demand.

           (c) Either with or without entry or taking possession of the Property, in Assignor's or Assignee's name, institute any legal or equitable action which Assignee deems reasonably necessary to collect and receive any or all of the rents, issues and profits assigned herein or to evict or remove any Tenants.

           (d) Enter upon, take possession of, and use and operate all or any portion of the Property which Assignee in its sole discretion deems desirable to effectuate any or all of the foregoing remedies (subject to Section 1.03 hereof), with full power to make alterations, renovations, repairs or replacements thereto.

Assignee shall have full right to exercise any or all of the foregoing remedies rights and without regard to the adequacy of security for any or all of the Secured Obligations, and with or without the commencement of any legal or equitable action or the appointment of any receiver or trustee.


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

           2.03 Application of Rents. All rents, issues and profits and any other sums due under the Leases and with respect to the Property which are collected by Assignee shall be applied by Assignee in such order as Assignee in its sole discretion may elect against: (i) all reasonable costs and expenses, including reasonable attorneys' fees, incurred in connection with the operation of the Property, the performance of Assignor's obligations under the Leases or the collection of the rents thereunder; (ii) all reasonable costs and expenses, including reasonable attorneys' fees, incurred in the collection of any of all of the Secured Obligations, including all reasonable costs, expenses and reasonable attorneys' fees incurred in seeking to realize on or to protect or preserve Assignee's interest in any other collateral securing any or all of the Secured Obligations; and (iii) any or all unpaid principal of and interest on the Secured Obligations.

           2.04 No Liability of Assignee. Assignee shall not be obligated to perform or discharge, nor does Assignee hereby undertake to perform or discharge, any obligation, duty or liability of Assignor under any of the Leases or under or by reason of this Assignment, except those arising from and after Assignee takes possession of the Property after an Event of Default. Prior to Assignee's taking possession of the Property after an Event of Default, this Assignment shall not operate to place upon Assignee responsibility for the control, care, management or repair of the Property, nor for the carrying out of any of the terms and conditions of any of the Leases, nor shall it operate to make Assignee responsible or liable for any waste committed on the Property, for any dangerous or defective condition of the Property, or for any negligence in the management, upkeep, repair or control of the Property resulting in loss or injury or death to any person. Assignee shall not be liable for any loss sustained by Assignor resulting from Assignee's failure to let the Property after taking possession of the Property after an Event of Default, unless such loss is caused by the willful misconduct or gross negligence of Assignee.

           2.05 Indemnification. Assignor shall and does hereby agree to indemnify and to hold Assignee and the Lenders harmless of and from any and all claims, demands, liability, loss or damage (including all costs, expenses, and reasonable attorneys' fees incurred in the defense thereof) asserted against, imposed on or incurred by Assignee or any Lender in connection with or as a result of this Assignment or the exercise of any rights or remedies under this Assignment or under any of the Leases or by reason of any alleged obligations or undertakings of Assignee or any Lender to perform or discharge any of the terms, covenants or agreements contained in any of the Leases provided that this indemnity shall not protect Assignee or any Lender with respect to matters caused by its own willful misconduct or gross negligence. Should Assignee or any Lender incur any such liability, loss or damage, or in the defense of any such claims or demands, for which it is to be indemnified by Assignor as aforesaid, the amount thereof shall be added to the Secured Obligations, shall bear interest at the rate for overdue amounts specified in the Credit Agreement from the date incurred until paid, shall be secured by this Assignment, the Security Deed and the other Loan Documents, and shall be payable immediately within ten
(10) days after demand.

                                   ARTICLE III
                                   -----------

                                   DEFINITIONS
                                   -----------

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


           The following terms as used herein shall have the following meanings:

           "Assignment" shall mean this Assignment of Leases and Rents between Assignor and Assignee.

           "Assignor" shall have the meaning assigned to that term in the preamble hereto.

           "Default" shall mean any event which, with the giving of notice or the lapse of time, or both, would become an Event of Default.

           "Event of Default" shall have the meaning assigned to that term in
Section 2.01.

           "Lenders" shall mean the lending institutions which are from time to time Lenders as defined in the Credit Agreement

           "Property" shall mean the property which is more particularly described in Exhibit A attached hereto.

           "Security Deed" shall mean the Deed to Secure Debt and Security Agreement from Assignor to Assignee pursuant to which Assignor has conveyed the Property as security for the Obligations.

           "Tenants" shall mean those tenants, lessees and licensees occupying space pursuant to the Leases on the Property.

                                   ARTICLE IV
                                   ----------
                               GENERAL PROVISIONS
                               ------------------

           4.01 Successors and Assigns. This Assignment shall inure to the benefit of and be binding upon Assignor and Assignee and their respective heirs, executors, legal representatives, successors and assigns (but in the case of assigns of Assignor, only if and to the extent that Assignee has consented in writing to Assignor's assignment of its rights or obligations hereunder to such assigns). Whenever a reference is made in this Assignment to "Assignor", "Assignee" or "Lender", such reference shall be deemed to include a reference to the successors and assigns of such party.

           4.02 Assignee's Rights of Assignment; Rights of Assignees. Assignee may assign to any subsequent holder of the Security Deed, or to any person acquiring title to the Property, all of Assignee's right, title and interest in any of the Leases and rents, issues and profits from the Property. No such assignee shall have any liability for any obligation which accrued under any of the Leases prior to the assignment to such assignee nor shall such assignee have any obligation to account to Assignor for any rental payments which accrued prior to such assignment.


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



           4.03 Terminology. All personal pronouns used in this Assignment, whether used in the masculine, feminine or neuter gender, shall include all other genders, and the singular shall include the plural, and vice versa. Titles of Articles are for convenience only and neither limit nor amplify the provisions of this Assignment.

           4.04 Severability. If any provision of this Assignment or the application thereof to any person or circumstance shall be invalid or unenforceable to any extent, the remainder of this Assignment and the application of such provisions to other persons or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law.

           4.05 Applicable Law. This Assignment shall be interpreted, construed and enforced according to the laws of the State in which the Property is located.

           4.06 No Third Party Beneficiaries. This Assignment is made solely for the benefit of Assignee and its assigns. No Tenant under any of the Leases nor any other person shall have standing to bring any action against Assignee as the result of this Assignment, or to assume that Assignee will exercise any remedies provided herein, and no person other than Assignee and the Lenders shall under any circumstances be deemed to be a beneficiary of any provision of this Assignment.

           4.07 No Oral Modifications. Neither this Assignment nor any provisions hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.

           4.08 Cumulative Remedies. The remedies herein provided shall be in addition to and not in substitution for the rights and remedies vested in Assignee in any of the Loan Documents or in law or equity, all of which rights and remedies are specifically reserved by Assignee. The remedies herein provided or otherwise available to Assignee shall be cumulative and may be exercised concurrently. The failure to exercise any of the remedies herein provided shall not constitute a waiver thereof, nor shall use of any of the remedies herein provided prevent the subsequent or concurrent resort to any other remedy or remedies. It is intended that this clause shall be broadly construed so that all remedies herein provided or otherwise available to Assignee shall continue and be each and all available to Assignee until the Secured Obligations shall have been paid in full.

           4.09 Counterparts. This Assignment may be executed in any number of counterparts all of which taken together shall constitute one and the same instrument, and any of the parties or signatories hereto may execute this Assignment by signing any such counterpart.

           4.10 Further Assurance. At any time and from time to time, upon written request by Assignee, Assignor will make, execute and deliver, or cause to be made, executed and delivered, to Assignee and, where appropriate, cause to be recorded and/or filed and from time to time thereafter to be re-recorded and/or refiled at such time and in such offices and places as shall be deemed reasonably necessary by Assignee, any and all such other and further assignments, deeds to secure debt, mortgages, deeds of trust, security agreements, financing statements, continuation statements, instruments of further assurance, certificates and other documents as may, in the opinion of Assignee, be reasonably necessary in order to effectuate, complete, or perfect, or to continue and preserve (a) the obligations of Assignor under this Assignment and (b) the security interest created by this Assignment as a first and prior security interest upon the Leases and the rents, issues and profits from the Property. Upon any failure by Assignor so to do, Assignee may make, execute, record, file, re-record and/or refile any and all such assignments, deeds to secure debt, mortgages, deeds of trust, security agreements, instruments, certificates, and documents for and in the name of Assignor, and Assignor hereby irrevocably appoints Assignee the agent and attorney-in-fact of Assignor so to do.

           4.11 Notices. Any and all notices, elections, demands or requests provided for or permitted to be given pursuant to this Assignment shall be given or served as provided in the Credit Agreement, and the address of the Assignor shall be the same as the address of the Borrower as applicable from time to time under such notice provisions of the Credit Agreement.

           4.13 Modifications, Etc. Assignor hereby consents and agrees that Assignee may at any time and from time to time, without notice to or further consent from Assignor, either with or without consideration, surrender any property or other security of any kind or nature whatsoever held by it or by any person, firm or corporation on its behalf or for its account, securing the Secured Obligations; substitute for any collateral so held by it, other collateral of like kind, or of any kind; agree to modification of the terms of the Notes or the Loan Documents; extend or renew the Notes or any of the Loan Documents for any period; grant releases, compromises and indulgences with respect to the Notes or the Loan Documents to any persons or entities now or hereafter liable thereunder or hereunder; release any guarantor or endorser of the Notes, the Security Deed, the Credit Agreement, or any other Loan Documents; or take or fail to take any action of any type whatsoever; and no such action which Assignee shall take or fail to take in connection with the Loan Documents, or any of them, or any security for the payment of the Secured Obligations or for the performance of any obligations or undertakings of Assignor, nor any course of dealing with Assignor or any other person, shall release Assignor's obligations hereunder, affect this Assignment in any way or afford Assignor any recourse against Assignee. The provisions of this Assignment shall extend and be applicable to all renewals, amendments, extensions, consolidations and modifications of the Loan Documents and the Leases, and any and all references herein to the Loan Documents or the Leases shall be deemed to include any such renewals, amendments, extensions, consolidations or modifications thereof.

                            [SIGNATURES ON NEXT PAGE]


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


           IN WITNESS WHEREOF, Assignor has executed this Assignment under seal, as of the day and year first above written.


Signed, sealed and delivered        KOGER RAVINIA, LLC, a Delaware limited
by Assignor in the presence of:     liability company

                                    By: KOGER EQUITY, INC., a Florida
                                    corporation, Its sole Member

           /S/ Scott Farber         By:        /S/ Christopher L. Becker
------------------------------------    --------------------------------
Unofficial Witness                      Christopher L. Becker
                                        Its Senior Vice President
           /S/ Kim K. Chase
Notary Public

Commission Expiration Date:

           [NOTARIAL SEAL]



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



                                   EXHIBIT "A"
                                   -----------


PARCEL ONE (FEE)

ALL THAT TRACT OR PARCEL OF LAND lying and being in Land Lot 347 of the 18th District of DeKalb County, Georgia, being more particularly described as follows:

TO FIND THE TRUE POINT OF BEGINNING, commence at a Georgia DOT concrete monument located on the northern right-of-way line of Interstate 285 (having a variable right-of-way width), 20.24 feet West of the northeastern right-of-way line of Ashford-Dunwoody Road (having a variable right-of-way width), and run thence N 80(degree) 03' 05" E a distance of 20.24 feet to a point, thence N 80(degree) 03' 05" E a distance of 839.96 feet to a concrete right-of-way monument; thence N 69(degree) 56' 48" E a distance of 397.59 feet to a point; thence N 00(degree) 59' 05" E a distance of 223.60 feet to a point; thence N 89(degree) 00' 55" W a distance of 132.60 feet to a point, said point being the TRUE POINT OF BEGINNING. From the TRUE POINT OF BEGINNING as thus established, run thence N 89(degree) 00' 55" W a distance of 79.22 feet to a point; thence S 45(degree) 59' 05" W a distance of 46.48 feet to a point; thence N 44(degree) 00' 55" W a distance of 41.83 feet to a point, thence N 00(degree) 59' 05" E a distance of
111.72 feet to a point; thence N 20(degree) 58' 57" E a distance of 100.00 feet to a point; thence N 00(degree) 59' 05" E a distance of 131.32 feet to a point; thence N 11(degree) 59' 14" W a distance of 189.52 feet to a point; thence N 00(degree) 59' 05" E a distance of 145.57 feet to a point; thence N 89(degree) 00' 55" W a distance of 45.64 feet to a point, thence S 00(degree) 58' 41" W a distance of 12.44 feet to a point, thence N 89(degree) 01' 19" W a distance of
24.00 feet to a point, thence N 00(degree) 58' 41" E a distance of 63.00 feet to a point; thence N 26(degree) 04' 04" W a distance of 35.19 feet to a point, thence N 00(degree) 58' 41" E a distance of 137.00 feet to a point, thence N 85(degree) 41' 58" E a distance of 27.69 feet to a point, thence S 89(degree) 00' 55" E a distance of 242.00 feet to a point, thence S 00(degree) 59' 05" W with a distance of 683 .67 feet to a point, thence S 20(degree) 58' 57" W a distance of 99.40 feet to a point, thence S 00(degree) 59' 05" W a distance of
106.90 feet to a point, said point being the TRUE POINT OF BEGINNING.

The above-described property contains 3.7595 acres (163,763 square feet) and is shown as Lot C on and described according to that certain Lot Designation Plat (Lot C) prepared for Ravinia III Associates Limited Partnership and Ticor Title Insurance Company by Hill-Fister Engineers, Inc., James R. Fister, G.R.L.S. No. 1821, dated September 14, 1989, recorded in Plat Book 90, page 38, DeKalb County, Georgia Records, which survey is incorporated herein and by this reference made a part hereof.


PARCEL TWO (DRAINAGE EASEMENT)

A perpetual non-exclusive easement for drainage over and across the following property:

ALL THAT TRACT OR PARCEL OF LAND lying and being in Land Lot 347 of the 18th District of DeKalb County, Georgia, being more particularly described as follows: TO FIND THE TRUE POINT OF BEGINNING, commence at a Georgia DOT concrete monument located on the northern right-of-way line of Interstate 285 (having a variable right-of-way width), 20.24


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feet west of the northeastern right-of-way line of Ashford-Dunwoody Road
(having a variable right-of-way width), and run thence N 80(degree) 03' 05" E a distance of 20.24 feet to the point of intersection of the northern right-of-way line of Interstate 285 and the northeastern right-of-way line of Ashford-Dunwoody Road, run in a generally northwesterly and northeasterly direction along said northeastern right-of-way line at Ashford-Dunwoody Road the following courses and distances: N 48(degree) 10' 13" W a distance of 38.00 feet to a point, N 14(degree) 52' 32" W a distance of 25.00 feet to a point; N 11(degree) 44' 52" W a distance of 201.62 feet to a point; N 14(degree) 52' 30" W a distance of 158.10 feet to a point; along the arc of a 1001.75 foot radius curve an arc distance of 77.43 feet to a point (said arc being subtended by a chord bearing N 12(degree) 39' 39" W and having a length of 77.41 feet); N 07(degree) 50' 17" W a distance of 217.35 feet to a point N 00(degree) 46' 26" E a distance of 36.66 feet to a point; along the arc of a 1303.98 foot radius curve an arc distance of 181.44 feet to a point (said arc being subtended by a chord bearing N 09(degree) 02' 44" E and having a length of 181.29 feet); along the arc of a 1,292.982 foot radius curve an arc distance of 166.01 feet to a point, (said arc being subtended by a chord bearing N 23(degree) 14' 59" E and having a length of 165.90 feet); N 17(degree) 31' 00" E a distance of 192.5 feet to a point; N 69(degree) 14' 06" W a distance of 7.00 feet to a point; N 20(degree) 45' 35" E a distance of 247.16 feet to a point; thence departing said northeastern right-of-way line of Ashford-Dunwoody Road, run S 89(degree) 01' 19" E a distance of 1,178.29 feet to a point; run thence S 00(degree) 59' 05" W a distance of 1,183.50 feet to a point located along said northern right-of-way line of Interstate 285; run thence in a generally southwesterly direction along said northern right-of-way line of Interstate 285 the following courses and distances; S 69(degree) 56' 48" W a distance of 397.59 feet to a point; S 80(degree) 03' 05" W a distance of 839.96 feet to a point, said point being the TRUE POINT OF BEGINNING.

The above-described property, consisting of 40.7803 acres, is more particularly shown on, and described according to, that certain Composite Plat prepared for Ravinia II Associates and Bogamij N. V. and Ticor Title Insurance Company, by Hill-Fister Engineers, Inc., Randy L. Tibbitts, G.R.L.S. No. 2137, dated August 5, 1985, last revised November 13, 1985, said plat being incorporated herein by this reference, and made a part of this description.

LESS AND EXCEPT

ALL THAT TRACT OR PARCEL OF LAND lying and being in Land Lot 347 of the 18th District of DeKalb County, Georgia, containing 2.5653 acres and being designated as Lot "A" is more particularly shown on, and described according to that certain Lot Designation Plat (Lot "A") prepared for Ravinia I Associates, Bogamij N.V., and Ticor Title Insurance Company, by Hill-Fister Engineers, Inc., Randy L. Tibbitts, G.R.L.S. No. 2137, dated July 31, 1984, last revised November 13, 1985, recorded in Plat Book 81, page 14, DeKalb County, Georgia Records, which plat is incorporated herein by this reference and hereby made a part of this description.

AND LESS AND EXCEPT:

ALL THAT TRACT OR PARCEL OF LAND lying and being in Land Lot 347 of the 18th District of DeKalb County, Georgia, containing 2.4561 acres and being designated as Lot "A", is more particularly shown on, and described according to that certain Lot Designation Plat (Lot "B") prepared for Ravinia II Associates, Bogamij N.V., and Ticor Title Insurance Company, by


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

Hill-Fister Engineers, Inc., Randy L. Tibbitts, G.R.L.S. No. 2137, dated October 8, 1985, last revised November 13, 1985, recorded in Plat Book 81, page 13, DeKaIb County, Georgia Records, which plat is incorporated herein by this reference and hereby made a part of this description.

AND LESS AND EXCEPT:

ALL THAT TRACT OR PARCEL OF LAND lying and being in Land Lot 347 of the 18th District of DeKalb County, Georgia, being more particularly described as follows:

BEGINNING at a concrete monument found at the intersection of the eastern right-of-way line of Ashford-Dunwoody Road (having a variable right-of-way width), with the northern right-of-way line of Interstate Highway No. 285; run thence in a generally northwesterly, northerly and northeasterly direction along the eastern right-of-way line of Ashford-Dunwoody Road the following courses and distances: N 43(degree) 24' 55" W a distance of 45.55 feet to an iron pin; thence N 17(degree) 28' 40" W a distance of 327.10 feet to an iron pin; thence along the arc of a 1,049.746 foot radius curve concave to the right (having a chord bearing N 01(degree) 38' 28" E and a length of 687.64 feet) an arc distance of 700.57 feet to an iron pin; thence N 20(degree) 45' 35" E a distance of 240.44 feet to an iron pin placed, said iron pin placed being the TRUE POINT OF BEGINNING. From the TRUE POINT OF BEGINNING as thus established, continue along the eastern right-of-way line of Ashford-Dunwoody Road N 20(degree) 45' 35" E a distance of 247.16 feet to an iron pin found; thence leaving the eastern right-of-way line of Ashford-Dunwoody Road, run S 89(degree) 01' 19" E a distance of 203.03 feet to an iron pin placed; thence S 35(degree) 15' 35" W a distance of 280.25 feet to an iron pin placed; thence S 63(degree) 00' 35" W a distance of 88.93 feet to an iron pin placed; thence N 47(degree) 45' 59" W a distance of 58.12 feet to an iron pin placed; thence N 69(degree) 14' 06" W a distance of 7.00 feet to an iron pin placed, said iron pin placed being the TRUE POINT OF BEGINNING.

The above-described property contains .9417 acres and is shown on, and described according to that certain Survey of Police Precinct Parcel for Hines Atlanta Limited, prepared by Hill-Fister Engineers, Inc., Randy Lamon Tibbitts, G.R.L.S. No. 2137, dated May 10, 1985, which survey is incorporated herein by this reference and made a part of this description.

AND LESS AND EXCEPT:

ALL THAT TRACT OR PARCEL OF LAND lying and being in Land Lot 347 of the 18th District of DeKalb County, Georgia, contains 4.5857 acres and is shown as Hotel Site (Includes Water Feature Site) on, and described according to that certain Lot Designation Plat (Hotel Site) prepared for Hines Atlanta Limited and HT/Hines Ravinia Associates, Ltd., prepared by Hill-Fister Engineers, Inc., Randy L. Tibbitts, G.R.L.S. No. 2137, dated June 27, 1984, recorded in Plat Book 77, page 161, DeKalb County, Georgia Records, which certain Lot Designation Plat (Hotel Site) is incorporated herein by this reference and hereby made a part of this description.

AND LESS AND EXCEPT:


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

ALL THAT TRACT OR PARCEL OF LAND lying and being in Land Lot 347 of the 18th District of DeKalb County, Georgia, contains 3.7595 acres (163,763 square feet) and is shown as Lot C on and described according to that certain Lot Designation Plat (Lot C) prepared for Ravinia III Associates Limited Partnership and Ticor Title Insurance Company by Hill-Fister Engineers, Inc., James R. Fister, G.R.L.S. No. 1821, dated September 14, 1989, recorded in Plat Book 90, page 38, DeKaIb County, Georgia Records, which survey is incorporated herein and by this reference made a part hereof.


PARCEL THREE (OPEN SPACE/SCENIC EASEMENT)

A non-exclusive easement for the purpose of preserving open space and maintaining such open space as a visual appurtenance, as more fully described in that certain Easement Agreement, dated as of August 1, 1984, by and between Hines Atlanta Limited, a Georgia limited partnership, and Hines Ravinia I, Ltd., a Georgia limited partnership, recorded at Deed Book 5037, page 115, DeKaIb County, Georgia Records, as said easement is amended by Amendment to Limited Warranty Deed with Easements, Restrictions, Reservations, Release and Grant of Development Rights dated December 13, 1996, between Hines Atlanta Limited and Ravinia III Associates Limited Partnership, recorded at Deed Book 9254, page 693, DeKaIb County, Georgia records. The foregoing easements are more fully described in that certain Limited Warranty Deed with Easements, Restrictions, Reservations, Release and Grant of Development Rights, from Hines Atlanta Limited, a Georgia limited partnership, to Ravinia III Associates Limited Partnership, dated September 28, 1989, recorded at Deed Book 6532, page 201, as amended by Amendment to Limited Warranty Deed with Easements, Restrictions, Reservations, Release and Grant of Development Rights, dated December 13, 1996, recorded at Deed Book 9254, page 693, aforesaid Records; and as amended by Memorandum of Agreement and Second Amendment to Limited Warranty Deed dated August 25, 1997, recorded at Deed Book 10696, page 690, aforesaid Records.


PARCEL FOUR

Easements, rights and appurtenances inuring to the benefit of and running with the title to the insured land under that certain Restated Declaration of Covenants, Conditions and Restrictions for Ravinia, dated July 5, 1984, and recorded at Deed Book 5017, page 266, aforesaid records, as modified by Release of Utility Easement Area, dated August 2, 1984, and recorded at Deed Book 5037, page 214, aforesaid records, and as further modified by Release of Utility Easement Area as contained in Limited Warranty Deed with Easements, Restrictions, Release and Grant of Development Rights from Hines Atlanta Limited to Ravinia III Associates Limited Partnership, dated September 28, 1989, and recorded at Deed Book 6532, page 201, aforesaid Records.


PARCEL FIVE

Easements, rights and appurtenances inuring to the benefit of and running with the title to the insured land under that certain Storm Sewer, Construction and Encroachment Easement


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

Agreement between Ravinia II Associates and Ravinia III Associates Limited Partnership, dated September 28, 1989, and recorded at Deed Book 6532, page 242, aforesaid Records.


PARCEL SIX

Easements, rights and appurtenances inuring to the benefit of and running with the title to the insured land under that certain Encroachment Easement from Hines Atlanta Limited and Ravinia Property Owners Association, Inc., to Ravinia III Associates Limited Partnership, dated December 13, 1996, and recorded at Deed Book 9254, page 735, DeKaIb County, Georgia Records. NOTE: This Policy insures that, so long as said Encroachment Easement remains in effect, the improvements may remain so long as they shall stand, and that if the same are damaged or destroyed, they may be replaced in substantially the same condition and location.


PARCEL SEVEN (COMMUNICATION LINE EASEMENT)

Non-exclusive easement, rights and appurtenances inuring to the benefit of and running with the title to the insured land under that certain Communication Line Easement Agreement between Hines Atlanta Limited and Ravinia Property Owners Association, Inc. and Ravinia III Associates Limited Partnership, dated June 30, 1995, and recorded at Deed Book 9254, page 698, DeKaIb County, Georgia Records.


PARCEL EIGHT (SIGN EASEMENT)

Non-exclusive easement, rights and appurtenances inuring to the benefit of running with the title to the insured land under that certain Sign Easement Agreement between Hines Atlanta Limited and Ravinia III Associates Limited Partnership, dated December 13 1996, and recorded at Deed Book 9254, page 722, DeKaIb County, Georgia Records.


PARCEL NINE (GENERAL UTILITY LINE EASEMENT)

Non-exclusive easement, rights and appurtenances inuring to the benefit of and running with the title to the insured land under that certain General Utility Line Easement (and subject to terms and conditions contained therein) from Hines Atlanta Limited and Ravinia Property Owners Association, Inc. to Ravinia III Associates Limited Partnership, dated December 13, 1996, and recorded at Deed Book 9254, page 763, DeKaIb County, Georgia Records.

All of the above described property was conveyed by Limited Warranty Deed from Ravinia III Associates Limited Partnership to Koger Ravinia, LLC dated January 31, 2002 and recorded at Deed Book 12914, page 638, DeKaIb County, Georgia Records.



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